UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 16, 2005



                        PIONEER NATURAL RESOURCES COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    1-13245               75-2702753
----------------------------       ------------       ----------------------
(State or other jurisdiction       (Commission           (I.R.S. Employer
      of incorporation)            File Number)       Identification Number)


5205 N. O'Connor Blvd., Suite 900, Irving, Texas              75039
------------------------------------------------            ----------
    (Address of principal executive offices)                (Zip code)


       Registrant's telephone number, including area code: (972) 444-9001

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12  under the  Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement

On September 16, 2005, Pioneer Natural Resources Company (the "Company") entered into a fifth supplemental indenture (the "Fifth Supplemental Indenture") with Wachovia Bank, National Association as trustee (the "Trustee") which amended the indenture, dated as of March 10, 2004, between the Company and the Trustee (as amended and supplemented, the "Indenture") pursuant to which the Company issued its 5.875% Senior Notes due 2012. The Fifth Supplemental Indenture, among other things, permanently removed substantially all of the operating restrictions contained in the Indenture.

The Fifth Supplemental Indenture is attached as Exhibit 4.1, and the terms and conditions thereof are incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

     (c)   Exhibits

           4.1 - Fifth Supplemental Indenture, dated as of September 16, 2005, among the Company, Pioneer Natural Resources USA, Inc., as Guarantor, and Wachovia Bank, National Association, as Trustee, with respect to that Indenture, dated as of March 10, 2004, between the Company and Wachovia Bank, National Association, as Trustee.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     PIONEER NATURAL RESOURCES COMPANY


                                        /s/ Darin G. Holderness
                                     -------------------------------------------
                                     Darin G. Holderness
                                     Vice President and Chief Accounting Officer


Date: September 21, 2005











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                                  EXHIBIT INDEX



         Exhibit
         Number                        Exhibit Title
         -------                       -------------


         4.1(a) Fifth Supplemental Indenture, dated as of September 16, 2005, among the Company, Pioneer Natural Resources USA, Inc., as Guarantor, and Wachovia Bank, National Association, as Trustee, with respect to that Indenture, dated as of March 10, 2004, between the Company and Wachovia Bank, National Association, as Trustee.

--------------
(a) filed herewith.








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